UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission only (as permitted By Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12.

                                 ENDOVASC, INC.
                (Name of Registrant as Specified in its Charter)

           ___________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
     [X]  No fee required.
     [ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title  of  each class of securities to which transaction applies:
          2)   Aggregate  number  of  securities  to  which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total  fee  paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                            MONTGOMERY, TEXAS 77316

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 19, 2004

                                ----------------

To Our Stockholders:

     You are invited to attend the Annual Meeting of Stockholders of Endovasc, Inc. (the "Company") to be held at Havens Landing, 19785 State Highway 105 West, Montgomery, Texas, on November 19, 2004 at 2 pm, local time, for the following purposes.

     1. To elect one director to serve for a three-year term and until his or her successor is elected and qualified.

     2. To ratify the selection of Ham, Langston & Brezina LLP as independent auditors for the fiscal year ending June 30, 2005.

     3. To amend the Company's Articles of Incorporation to increase to 400,000,000 the number of shares of Common Stock, $.001 par value per share, we are authorized to issue.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The record date for the Annual Meeting is October 19, 2004. Holders of our Common Stock, $.001 par value per share, and holders of the Company's Series NDC Common Stock, $.001 par value per share, of record as of October 19, 2004 are entitled to notice of and to vote at the Annual Meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company's stockholders on October 25, 2004.

     YOUR VOTE IS IMPORTANT. WE ASK YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SIGNATURE OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY IF YOU LATER DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF YOUR BROKER, NOMINEE OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER, NOMINEE OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    M. Dwight Cantrell
                                    Secretary
October 25, 2004
Montgomery, Texas

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                            MONTGOMERY, TEXAS 77316

                                ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       OCTOBER 19, 2004, AND ADJOURNMENTS

                                ----------------

          APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                OCTOBER 25, 2004


                     SOLICITATION BY THE BOARD OF DIRECTORS

     The proxy furnished herewith, for use only at the Annual Meeting of Stockholders of Endovasc, Inc. (the "Company") to be held at Havens Landing,
19785 State Highway 105 West, Montgomery, Texas, at 2 pm, local time, on November 19, 2004, and any and all adjournments thereof, is solicited by the Board of Directors of the Company. We are making this solicitation by mail and in person or by telephone through the Company's officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

     As of the date of these proxy materials we are aware of the following matters that will be considered at the Annual Meeting:

     1.   The election of one director to the Board of Directors of the Company.

     2. The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants for the fiscal year ending June 30, 2005.

     3. The amendment to the Company's Articles of Incorporation to increase to 400,000,000 the number of shares of Common stock, $.001 par value per share, we are authorized to issue.

                                QUORUM REQUIRED

     The Company has two classes of voting stock outstanding: the Common Stock, $.001 par value per share, and the Series NDC Common Stock, $.001 par value per share. Together, these classes represent all the voting interests entitled to vote at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

     Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominee that receives the greatest number of votes will be elected even though the number of votes received may be less than a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such nominee and a quorum is present.

     The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is present.

     The approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock requires the affirmative vote of a majority of the outstanding voting interests. Proxies that abstain from voting and broker non-votes have the effect as a vote against this proposal.

     Other matters that are properly brought before the Annual Meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the Annual Meeting. We are not aware of any other matters that will be brought before the Annual Meeting at the time these Proxy Materials were mailed.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

     Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the Annual Meeting. All properly executed proxies received by us and not revoked will be voted at the Annual Meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY, SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE DESCRIBED HEREIN, FOR RATIFICATION OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR AND FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES ALSO GRANT DISCRETIONARY AUTHORITY AS TO MATTERS PRESENTED AT THE ANNUAL MEETING OF WHICH WE HAD NO NOTICE AS OF SEPTEMBER 7, 2004, APPROVAL OF THE
MINUTES OF THE PRIOR ANNUAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on October 19, 2004, the record date for the Annual Meeting, the Company had outstanding 82,518,592 shares of Common Stock, $.001 par value per share. In addition, the Company had outstanding 14,158,592 shares of Series NDC Common Stock, $.001 par value per share. Each outstanding share of Common Stock and each outstanding share of Series NDC Common Stock is entitled to one vote with respect to the election of a director to each director positions, one vote with respect to the ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants, one vote with respect to approval of the proposed amendment to the Articles of Incorporation, and one vote with respect to any other matter properly before the Annual Meeting. Cumulative voting is not permitted under the Company's Articles of Incorporation.

     The following table lists the beneficial ownership of shares of the Company's Common Stock and Series NDC Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock or Series NDC Common Stock, (ii) each director and nominee, (iii) each of the Named Executive Officers; and (iv) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of October 19, 2004 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or
Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

                                                       PERCENT     SERIES NDC   PERCENT       TOTAL    PERCENT
             NAME OF                        COMMON       OF          COMMON       OF          VOTING      OF
         INDIVIDUAL OR GROUP                STOCK      CLASS(1)      STOCK      CLASS(2)    INTERESTS  CLASS(3)
---------------------------------------  ----------  -----------  ----------  -----------  ----------  --------
5% STOCKHOLDER AND
FORMER EXECUTIVE OFFICER

David P. Summers, Ph.D.
3158 Canterbury Lane
Montgomery, TX 77356 (4)                  7,449,206         9.0%   2,450,131        17.3%   9,899,337  10.2%

INDIVIDUAL DIRECTORS,
OFFICERS AND NOMINEES

Diane Dottavio, Ph.D.
Chief Executive Officer, Director           984,144         1.2%     234,786         1.7%   1,218,930   1.3%

M. Dwight Cantrell
Chief Financial Officer, Treasurer and
Secretary, Director                       3,689,828         4.5%     953,171         6.7%   4,642,999   4.8%

Barbara J. Richardson
Director                                    615,000           *      323,000         2.3%     938,000   1.0%

E. Michael Prater
Director                                      3,510           *          878           *        4,388     *

Donald Leonard
Director                                        -0-           *          -0-           *          -0-     *

Robert G. Johnson
Vice President, Business Development        419,262           *       18,458           *      437,720     *

ALL CURRENT OFFICERS AND
DIRECTORS AS A GROUP                      5,093,234         6.2%   1,206,415         8.5%   6,299,649   6.5%

*  Less  than  1%


                                        3

(1)  Based  on  82,518,546  shares of Common Stock outstanding as of October 19,2004. Any shares represented options  exercisable  within  60  days  after October 19, 2004 are treated as being outstanding for the purpose  of  computing  the  percentage  of  class  for  such  person  but  not  for any other purpose.

(2)  Based on 14,158,592 shares of Series NDC Common Stock outstanding as of October 19, 2004.

(3)  Based on 96,677,138 voting interests outstanding as of October 19, 2004. Any shares represented options exercisable  within  60 days after October 13, 2003 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

(4)  Dr.  Summers  served  as  the  Chief Executive Officer until December 16, 2003. Includes 243,000 shares beneficially  owned  by  Dr.  Summer's  wife,  Dorothy  Summers.  Dr.  Summers exercises no investment or  voting  power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five directors, divided into one group of one director and two groups of two directors. One group is elected each year to serve a term of three years. The other directors continue to serve for the remainder of their respective terms. The person named below has been nominated by the Board of Directors for election at the Annual Meeting to serve as a director until 2007. The nominee currently serves as a director of the Company, and the Board of Directors believes that such nominee will be willing and able to serve. If such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. WE RECOMMEND THAT THE NOMINEE LISTED BELOW BE ELECTED BY THE STOCKHOLDERS. UNLESS OTHERWISE SPECIFIED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY US WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF FOR THE ELECTION OF THE PERSON WHOSE NAME IS LISTED IN THE FOLLOWING TABLE AS THE NOMINEE FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007.

          PERSON NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007

                                                                                    DIRECTOR
                                                                                    --------
                        NAME AND PRINCIPAL OCCUPATION                                 AGE     SINCE
----------------------------------------------------------------------------------  --------  -----

   M. DWIGHT CANTRELL                                                                    58   1997

   Mr. Cantrell serves as our Chief Financial Officer, Treasurer and Secretary.  Mr.
   Cantrell is a Public Accountant and has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976.  He has an extensive background in the banking and venture capital markets and is a member of the
   Association of Biotech Financial officers.  He has served as CFO since 1997.


THE FOLLOWING PERSONS HAVE BEEN PREVIOUSLY ELECTED AS DIRECTORS OF THE COMPANY AND WILL CONTINUE TO SERVE AFTER THE ANNUAL MEETING.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

                                                                                                  DIRECTOR
                        NAME AND PRINCIPAL OCCUPATION                                      AGE     SINCE
---------------------------------------------------------------------------------------  --------  -----

   BARBARA J. RICHARDSON                                                                       58   2004

   Ms. Richardson currently serves as Executive Director of a private educational facility in the greater Houston area.  Ms. Richardson previously served as our Vice President of Operations until 2002 and has more than 10 years' experience in management and marketing in a small business environment.  Her previous association with Baylor
   College of Medicine in Houston utilized her knowledge and expertise in the areas of medical education, conference management, development of multi-media medical education materials, and FDA guidelines as they pertain to continuing medical education and marketing of new drugs and medical devices.

   E. MICHAEL PRATER                                                                           58   2004

   Mr. Prater has served as a private consultant to the banking industry for the past 12
   years.   Mr. Prater specializes in loan portfolio reviews, asset market analysis, and assistance with loan workouts and restructuring.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2006

                                                                                                DIRECTOR
                        NAME AND PRINCIPAL OCCUPATION                                     AGE     SINCE
--------------------------------------------------------------------------------------  --------  -----

   DR. DIANE DOTTAVIO                                                                         58   2003

   Dr. Dottavio serves as our Chief Executive Officer.  Prior to joining us in March of
   2000, Dr. Dottavio served as Senior Scientist with Leukosite, Inc. from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston,
   from 1997 to 2003.  Dr. Dottavio was previously our Vice President of Research and
   Development and became our Chief Executive Officer in 2004.  Dr. Dottavio holds a
   B.S. in Biology, a M.S. in Organic Chemistry from the University of New Mexico, and a Ph.D. in Biochemistry from the University of Texas.

   DONALD LEONARD                                                                             48   2004

   Mr. Leonard has over 27 years experience in the real estate industry and currently conducts classes for the Champions School of Real Estate.  Mr. Leonard is a realtor and an investment broker who operates one of the largest individual real estate firms in the greater Houston area.  He has been involved in all areas of the investment and management of commercial and residential properties.  He has also created, produces and hosts a weekly real estate radio show.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held 15 meetings during the fiscal year ended June 30, 2004. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors consists of five persons, two of which are not independent. During the year ended June 30, 2004, the Board of Directors did not have any independent members and did not have a standing Audit Committee, Nominating Committee or Compensation Committee. The Board of Directors performed the functions of such committees. The independent directors now act as a standing Audit Committee, Nominating Committee and Compensation Committee of the Board of Directors and Mr. Prater has been determined by the Board of Directors to be the Audit Committee financial expert.

NOMINATIONS TO THE BOARD OF DIRECTORS

     We have difficulty in attracting and retaining independent directors because of the risk of acting as a director for a public company, the lack of compensation for our directors and the lack of liability insurance for serving as a director. The Board of Directors has not adopted a formal procedure for the nomination of candidates for the Board of Directors. All nominees are reviewed by the entire Board of Directors. The names and relevant experience of nominees may be submitted directly to the Company at its principal executive offices.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     Stockholders may communicate directly with the Board of Director by letter addressed to the Board of Directors in care of the Corporate Secretary at the Company's principal executive offices. The Secretary of the Company will provide a copy of all such communications to the members of the Board of Directors and will forward a response, if any, from any member of the Board of Directors to the stockholder.

COMPENSATION OF DIRECTORS

Directors of the Company receive no compensation for their service as directors.

                               EXECUTIVE OFFICERS

     The names, ages and positions of all the executive officers of the Company as of October 13, 2004 are listed below. Dr. Dottavio was elected as the Company's Chief Executive Officer on December 16, 2003. The term of each executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                                                                      OFFICER
        NAME             AGE                  POSITION                 SINCE
---------------------  -------  -------------------------------------  -----
Diane Dottavio, Ph.D.       58  Chief Executive Officer                 2001
M. Dwight Cantrell          58  Chief Financial Officer and Treasurer   1997
Robert G. Johnson           33  Vice President Business Development     2003

     Dr. Dottavio and Mr. Cantrell have been employed by as set forth in the description contained under the heading "Election of Directors." Mr. Johnson has been employed in various executive capacities by the Company since February 2003 and was named Vice President Business Development in August 2003. Prior to joining the Company, Mr. Johnson, held several financial management positions with the Alderwoods Group Inc., an operator of funeral homes and cemeteries.

     There are no family relationships between any of the executive officers and there is no arrangement pursuant to which any executive officer is elected as an executive officer of the Company.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer during the year ended June 30, 2004 and (ii) each of the other four highest compensated executive officers.

                              SUMMARY OF COMPENSATION

                                              ANNUAL COMPENSATION
                                       ------------------------------
                                                              OTHER
                             YEAR                             ANNUAL    ALL OTHER
          NAME AND           ENDED                            COMPEN-     COMPEN-
    PRINCIPAL POSITION      JUNE 30     SALARY      BONUS     SATION     SATION(1)
-------------------------  ---------  ----------  ---------  ---------  -----------
DR. DIANE DOTTAVIO              2004  $   72,399        -0-        -0-          -0-
Chief Executive Officer         2003  $   72,000        -0-        -0-  $    65,100
                                2002  $   25,915        -0-        -0-  $    55,160

DR. DAVID P. SUMMERS            2004  $   44,000        -0-        -0-          -0-
Former President                2003  $   82,000        -0-        -0-  $    43,900
and Chief                       2002  $   78,712        -0-        -0-          -0-
Executive Officer

M. DWIGHT CANTRELL              2004  $   72,199        -0-        -0-          -0-
Chief Financial Officer,        2003  $   72,000        -0-        -0-  $    35,020
Treasurer and Secretary         2002  $   72,000        -0-        -0-          -0-

ROBERT G. JOHNSON               2004  $    7,596        -0-        -0-  $   103,212
Vice President Business
Development

---------------
(1) All other compensation consists of the fair market value of Common Stock, $.001 par value per share, issued to each of the named individuals in lieu of salary.

GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     In May 2002, the Company adopted the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2002 Plan") under which the Company may grant options, warrants or restricted stock awards relating to an aggregate of 18,750,000 shares of its stock to officers, directors and consultants. The purpose of the 2002 Plan is to maintain the ability of the Company to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. In addition, the 2002 Plan is intended to encourage ownership of Common Stock of the Company by the directors, employees and consultants of the Company and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The terms of any grants under the 2002 Plan are determined in the sole discretion of the Company's Board of Directors.

     In May 2003, the Company adopted the 2003 Stock Compensation Plan (the "2003 Plan") in order to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. Under the 2003 Plan, the Company may award up to 10,000,000 shares of its stock or options to purchase its stock to the directors, employees and consultants of the Company. All terms of the awards granted under the 2003 Plan are at the discretion of the Board of Directors but will expire not more than ten years from the date of grant.

     No options or awards were granted to or exercised by any of the Named Executive Officers under either the 2002 Plan or the 2003 Plan during the year ended June 30, 2004, and there are no options outstanding under either the 2002 Plan or the 2003 Plan in the name of any Named Executive Officer as of June 30, 2004.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each officer and each director of the Company is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company's Common Stock within a specified time period. Except as set forth in the following table all persons who are or were at any time during the year ended June 30, 2004 an officer or director or 10% stockholder of the Company timely filed all reports and reported all transactions required to be reported under Section 16(a) of the Securities Exchange Act of 1934. The following information is based on the contents of reports filed by each individual with the Securities and Exchange Commission and the written representations of our present executive officers that no Form 5 is required to be filed by such executive offers.

       NAME           TRANSACTIONS REPORTED LATE  UNREPORTED TRANSACTIONS
--------------------  --------------------------  -----------------------
DR. DAVID SUMMERS(1)                          0                       26
M. DWIGHT CANTRELL                            2                      -0-
DR. DIANE DOTTAVIO                           -0-                     -0-
ROBERT G. JOHNSON                            12                      -0-

(1) We believe that Dr. Summers had at least 26 unreported transactions in our Common Stock, $.001 par value, and failed to report such transactions on Form 4 within two business days as required by Section 16(a) of the Securities Exchange Act of 1934. In addition, we believe that Dr. Summers failed to report unreported transactions on a Form 5 within 45 days after the end of our fiscal year as required by the Securities Exchange Act of 1934.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Ham, Langston & Brezina LLP as independent public accountants of the Company for the year ending June 30, 2005. Neither such firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. Although invited by the Board of Directors, a representative of Ham, Langston & Brezina LLP will not be present at the Annual Meeting. WE RECOMMEND THAT THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2005 BE RATIFIED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH RATIFICATION AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. The ratification of Ham, Langston & Brezina LLP as the independent public accountants of the Company will not be binding on the Company and the Board of Directors may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Board of Directors to select other independent public accountants in the following year.

AUDIT FEES

     The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $ 54,201. The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $45,758.

AUDIT-RELATED FEES

     The Company was not billed by the Company's principal independent accountant for assurance or related services in connection with the audits of the Company's financial statements during the last two fiscal years.

TAX FEES

     The Company was not billed by the Company's principal independent accountant for tax compliance, tax advice or tax planning during the last two fiscal years.

ALL OTHER FEES

     No other fees were billed any other professional services rendered by the Company's independent auditors for the year ended June 30, 2004 and for the year ended June 30, 2003.

PRE-APPROVAL PROCESS

     The Board of Directors meets with the principal independent auditors at least once each year to establish the scope and cost of the annual audit. The Company's principal independent auditors are not authorized perform other services for the Company without the express prior approval of the Board of Directors, which approval was obtained in connection with all non-audit services during the year ended June 30, 2004.

                     AMENDMENT TO ARTICLES OF INCORPORATION

     As of October 19, 2004, we had outstanding 96,667,138 shares of our Common Stock, $.001 par value per share, consisting of 82,518,546 shares of Common Stock and 14,158,592 shares of our Series NDC Common Stock, leaving a total of 103,322,862 shares of authorized and unissued Common Stock. The market price for shares of our Common Stock at October 19, 2004 was approximately $.09 per share.

     Our Board of Directors has authorized the filing of an election to become a Business Development Company pursuant to Section 54 of the Investment Company Act of 1940 and the offering of shares of our Common Stock, $.001 par value per share, having a value of up to $5,000,000 pursuant to Regulation E under the Securities Act of 1933. Proceeds from the offering will be used to pay our operating costs and to make additional investment in our wholly owned subsidiaries. Based on the number of authorized and unissued shares of Common Stock and the anticipated market price of our Common Stock in the offering, we believe that substantially all of our authorized and unissued Common Stock may be required to complete this offering or that the amount that we could raise in such offering will be limited by the number of our authorized shares. If that occurs, we will not have any authorized and unissued shares available to raise additional funds in the future.

     We have no present intention to issue the additional shares that will be authorized except as may be necessary in connection with the offering under Regulation E. However, as indicated in our Annual Report, we are substantially dependent on the sale of our Common Stock to fund operations and, if the proceeds of the offering under Regulation E are not sufficient for that purpose, we may sell additional shares of Common Stock.

     The Board of Directors has adopted an amendment to the Company's Articles of Incorporation to increase the authorized Common Stock, $.001 par value per share, from 200,000,000 shares to 400,000,000 shares. WE RECOMMEND THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 400,000,000. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR APPROVAL OF THE PROPOSED AMENDMENT.

                  POTENTIAL DEFENSES AGAINST HOSTILE TAKEOVERS

     The increase in the number of authorized and unissued shares of Common Stock may have the effect of discouraging an offer to acquire control of the Company and could be used by us to prevent any person from gaining control of the Company without our consent. The following discussion summarizes the operation and effect of certain provisions in the Company's Articles of Incorporation, including the increase in the authorized and unissued shares of Common Stock, which may have an anti-takeover effect by making any attempted acquisition of control more costly.

     Authorized Shares of Common Stock. The Company's Articles of Incorporation, after amendment, would authorize the issuance of up to 400,000,000 shares of Common Stock, $.001 par value per share. Authorized and unissued shares of Common Stock may be issued by us without consent or approval of the stockholders of the Company and could be used to fund a stockholders' rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of Common Stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

     Authorized Shares of Preferred Stock. The Company's Articles of Incorporation presently authorize the issuance of up to 20,000,000 shares of serial preferred stock, which may be issued by us without any action on the part of the stockholders. We may establish preferential rights to vote, receive distributions or approve actions by the Company in the preferred stock and provide that the holders of the preferred stock must separately approve any merger by the Company. Authorized and unissued shares of preferred stock could also be used to fund a stockholder's rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of preferred stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

     Stockholder Meetings. The Company's Articles of Incorporation presently provide that annual stockholder meetings may be called only by the Board of Directors or its duly designated committee. Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between Annual Meetings, its effect may also deter unfriendly attempts to gain control of the Company and may make it more difficult for any stockholder to remove a director or elect new directors.

     Classified Board of Directors and Removal of Directors. The Company's Articles of Incorporation presently provide for a "classified" board of directors in which one group of directors is elected at each Annual Meeting of stockholders. A classified board of directors could make it more difficult for stockholders, including those holding a majority of the Company's outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. Moreover, the provisions providing for a classified board of directors may be amended only with the consent of 75% of the outstanding voting interests entitled to vote and a director may be removed only for cause and with the consent of 75% of the outstanding shares of stock entitled to vote.

     Restriction on Filling Vacancies on the Board of Directors. The Company's Articles of Incorporation presently provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) may be increased only with the consent of two-thirds of the entire Board of Directors. This makes it difficult for a stockholder, even one holding a majority of the outstanding voting interests, to gain control by increasing the size of the Board of Directors and electing additional directors to fill the vacancies.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. The Company's Articles of Incorporation presently provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations or oppose any such proposal. Such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are not in their interests.

                     FORM 10-K FOR YEAR ENDED JUNE 30, 2004

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-KSB UPON RECEIPT OF A REQUEST THEREFOR. SUCH REQUESTS SHOULD BE DIRECTED TO:

                         M. DWIGHT CANTRELL
                         550 CLUB DRIVE, SUITE 440
                         MONTGOMERY, TEXAS 77316
                         (936) 582-5920

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Stockholders may submit proposals for the 2005 Annual Meeting by sending such proposals to the attention of the Corporate Secretary at the Company's principal executive offices. In order to be considered for inclusion in the proxy statement for the 2005 Annual Meeting, such proposals should be received by the Company on or before June 28, 2005. Any matter to be proposed by a stockholder without inclusion in the proxy statement must be submitted to the Secretary of the Company at least 30 days and not more than 60 days prior to the meeting to be properly before the meeting; provided however, that if the Company provides less than 40 days' notice of any such meeting, a stockholder's proposal may be submitted to the Secretary of the Company within 10 days after notice of such meeting is mailed to the stockholders.

                       MATERIAL INCORPORATED BY REFERENCE

     In accordance with the rules and regulations of the Securities and Exchange Commission, we incorporate the following information by reference to our Annual Report on Form 10-KSB, a copy of which has been furnished to each stockholder that is entitled to notice of or vote at our Annual Meeting.

Management's Discussion and Analysis
Financial Statements


                              By Order of the Board of Directors,


                              M. Dwight Cantrell
                              Secretary

Dated: Montgomery, Texas
       October 25, 2004

                             FORM OF PROXY APPENDIX

                                 ENDOVASC, INC.
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 19, 2004
                 COMMON STOCK AND SERIES NDC COMMON STOCK PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert G. Johnson attorney in fact and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value and/or all shares of Series NDC Common Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on November 19, 2004 at 2 pm and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS, PROPOSAL 2 AND PROPOSAL 3. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2 AND FOR
PROPOSAL 3. IN ADDITION, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY TO VOTE ON ANY MATTER OF WHICH THE COMPANY HAD NOT RECEIVED NOTICE ON OR BEFORE SEPTEMBER 7, 2004, APPROVAL OF MINUTES OF THE PRIOR ANNUAL MEETING AND OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

  (Please date and sign proxy on reverse side and return in enclosed envelope)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

1.   Election of M. Dwight Cantrell as a Director

     FOR                        [ ]
     WITHHOLD  AUTHORITY        [ ]

2. Approval of Ham, Langston & Brezina LLP as independent public accountants of the Company.

     FOR                        [ ]
     AGAINST                    [ ]
     ABSTAIN                    [ ]

3. Approval of the Amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized.

     FOR                        [ ]
     AGAINST                    [ ]
     ABSTAIN                    [ ]

Date:                    Printed Name of Stockholder:
     ----------------                                ---------------------------
                         Signature:
                                   ---------------------------------------------
                                    signature must be exactly as the name of the stockholder appears on the certificate representing shares of the Company's stock.